Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Bear Stearns Asset Backed
Securities I Trust 2004-HE10, Asset-Backed Certificates, Series 2004-HE10 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class

I-A-1
The Bank of New York/FSA
45,000,000
36%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA/Prudential
53,194,000
43%
14201 Dallas Parkway
Dallas, TX 75254

Keybank NA
25,000,000
20%
4900 Tiedeman Road
Brooklyn, OH 44144

I-A-2
The Bank of New York
6,938,000
10%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
3,500,000
5%
14201 Dallas Parkway
Dallas, TX 75254
Citibank
9,500,000
14%
3800 Citibank Center B3-15
Tampa, FL 33610

LHMNDI/LBI
7,500,000
11%
70 Hudson Street
Jersey City, NH 07302

SSB&T Co
12,250,000
18%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

INVSTRS BK
3,500,000
5%
200 Clarendon Street, Ninth Floor
Boston, MA 02116

Mellon Trust
23,700,000
34%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

I-A-3
Deutsche
10,500,000
28%
1251 Avenue of the Americas
New York, NY 10020

ML SFKPG
27,448,000
72%
4 Corporate Place
Piscataway, NJ 08854

II-A-1
FHL/RETAIN
204,423,000
100%
155 Parkrun Drive
Mail Stop 5DN
Mclean, VA 22102

II-A-2
CGM/SAL BR
9,000,000
17%
3333 W. 34 th Street, Third Floor
New York, NY 10001

Mellon Trust
41,106,000
80%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

CGM/SAL BR
4,500,000
10%
3333 W. 34 th Street, Third Floor
New York, NY 10001

JP Morgan Chase Bank NA
9,450,000
22%
14201 Dallas Parkway
Dallas, TX 75254

WCM LLC
9,500,000
23%
301 South College Street
Charlotte, NC 28288
Citibank
3,000,000
7%
3800 Citibank Center B3-15
Tampa, FL 33610
ML SFKPG
9,000,000
21%
4 Corporate Place
Piscataway, NJ 08854

JPM/GW CAP
5,400,000
13%
4 New York Plaza , Twenty-First Floor
New York, NY 10004

JPM/GW CAP
6,902,000
26%
4 New York Plaza , Twenty-First Floor
New York, NY 10004

LaSalle Bank
4,600,000
17%
135 South LaSalle Street
Chicago, IL 60603

WESTLB AGY
4,699,000
17%
1211 Avenue of the Americas
New York, NY 10286

Merrill Lynch
9,200,000
34%
101 Hudson Street, Ninth Floor
Jersey City, NJ 07302

CGM/SAL BR
3,622,000
22%
3333 W. 34 th Street, Third Floor
New York, NY 10001

Merrill Lynch
7,112,000
43%
101 Hudson Street, Ninth Floor
Jersey City, NJ 07302

JPM/GW CAP
1,500,000
9%
4 New York Plaza , Twenty-First Floor
New York, NY 10004

LaSalle Bank NA
4,000,000
24%
135 S. LaSalle Street
Chicago, IL 6L0603

Merrill Lynch
1,000,000
13%
101 Hudson Street, Ninth Floor
Jersey City, NJ 07302

SSB&T Co
2,800,000
36%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

UBSSEC/CMO
3,857,000
50%
299 Park Avenue
New York, NY 10171

CS First Boston
3,835,000
54%
299 Park Avenue
New York, NY 10171

Merrill Lynch
1,210,000
17%
101 Hudson Street, Ninth Floor
Jersey City, NJ 07302

UBSSEC/CMO
2,000,000
28%
299 Park Avenue
New York, NY 10171

JP Morgan Chase Bank NA
2,641,000
43%
14201 Dallas Parkway
Dallas, TX 75254

Mellon Trust
1,000,000
16%
525 William Penn Place
Suite 3418
Pittsburg, PA 15259

Merrill Lynch
2,485,000
40%
101 Hudson Street, Ninth Floor
Jersey City, NJ 07302